UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    October 10, 2006
                                                 -------------------------------


                              Minden Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


United States                            000-49882               13-4203146
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


415 Main Street, Minden, Louisiana                                  71058
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (318) 377-0523
                                                   -----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement
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         On October 10, 2006,  the Boards of  Directors  of Minden  Building and
Loan Association (the  "Association") and Minden Bancorp,  Inc. (the "Company"),
the   Association's   parent  holding  company,   approved  an  additional  cash
compensation arrangement for Director Michael S. Harper who was appointed to the Boards of Directors of the Association and the Company after grants were made pursuant to the Company's 2003 Recognition and Retention Plan and Trust
Agreement   (the  "RRP")  and  2003  Stock  Option  Plan  (the  "Option   Plan")
(collectively, the "Plans"). The members of the Board of Directors of the Company as of the 2003 Annual Meeting received awards of stock options and restricted stock pursuant to the Plans that vest at the rate of 20% per year commencing on May 15, 2004 through May 15, 2008. The cash compensation arrangement for Mr. Harper includes $7,875 to be paid no later than December 31, 2006. Such amount was calculated based on the fair market value of a share of Company common stock on May 15, 2006 ($21.02) less $15.375 (the exercise price of the options granted under the Option Plan to each individual non-employee director) times 561 (the number of shares subject to stock options that vested for each non-employee director on May 15, 2006), and $21.02 times 224 (the number of shares subject to RRP awards granted to each individual non-employee director that vested on May 15, 2006).

         In addition, the Boards of Directors approved the payment to Mr. Harper of additional cash compensation with the amounts to be paid being based on the fair market value of a share of the Company's common stock on each of May 15, 2007 and 2008, respectively, and calculated in the same manner as described above, provided Mr. Harper serves as a director for the full term of each of the years then ended. The payments in 2007 and 2008 are to be made no later than December 31, 2007 and 2008, respectively. A copy of the letter from the Company to Mr. Harper, dated October 11, 2006, is attached hereto as Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits

            (a)      Not applicable.

            (b)      Not applicable.

            (c)      Not applicable.

            (d) The letter (omitting the attachment thereto) dated as of October 11, 2006, from the Company to Michael S. Harper, is attached hereto as Exhibit 10.1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MINDEN BANCORP, INC.



Date:  October 12, 2006             By:   /s/ A. David Evans
                                          ------------------
                                          A. David Evans
                                          President and Chief Executive Officer